UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2023

IO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41008	87-0909276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3

DK-2200 Copenhagen N

Denmark

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

As discussed below, in connection with its participation in the Oppenheimer 33rd Annual Healthcare Conference (the “Conference”) taking place virtually, IO Biotech, Inc., a Delaware corporation (the “Company”), updated its corporate presentation to include disclosure that the Company had approximately $142 million of cash and cash equivalents as of December 31, 2022.

Because the Company’s consolidated financial statements for the year ended December 31, 2022 have not been finalized or audited, the preliminary statement of the Company’s cash and cash equivalents as of December 31, 2022 in this Item 2.02 is subject to change, and the Company’s actual cash and cash equivalents as of December 31, 2022 may differ materially from this preliminary estimate. Accordingly, you should not place undue reliance on this preliminary estimate.

Item 7.01.	Regulation FD Disclosure.

Beginning on March 14, 2023, the Company will participate in the Conference. The Company has updated its corporate presentation that it intends to use in connection with its presentation at the Conference and in meetings with investors. The presentation includes, among other things, an update regarding the Company’s clinical progress, disclosure regarding the Company’s cash and cash equivalents as of December 31, 2022 and confirmation of its projected cash runway through the third quarter of 2024.

A copy of the Company’s corporate presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

The information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	IO Biotech, Inc., Investor Deck, dated as of March 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IO BIOTECH, INC.

Date: March 14, 2023	By:	/s/ Mai-Britt Zocca, Ph.D.
	Name:	Mai-Britt Zocca, Ph.D.
	Title:	Chief Executive Officer